UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _________________________________
FORM 8-K
 _________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15 (d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 31, 2013
 _________________________________
Hudson Pacific Properties, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-34789	27-1430478
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of		Identification No.)
incorporation)

11601 Wilshire Blvd., Suite 1600 Los Angeles, California	90025
(Address of Principal Executive Offices)	(Zip Code)

(310) 445-5700
Registrant's Telephone Number, Including Area Code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report
_________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by Hudson Pacific Properties, Inc., a Maryland corporation (referred to herein as the “Company,” “we,” “our” and “us”), in connection with the matters described herein.

Item 9.01 Financial Statements and Exhibits.

In accordance with Rule 3-14 and Article 11 of Regulation S-X, the Company hereby files the following financial statement and pro forma information relating to the acquisition of a four-building portfolio located in Seattle, Washington (the “Seattle Portfolio”). The acquisition of the Seattle Portfolio was disclosed in our Company’s 10-Q filed with the Securities and Exchange Commission on August 8, 2013.

(a)     Financial Statements of Portfolio Acquired.
Report of Independent Auditors
Combined Statements of Revenues and Certain Expenses for the the years ended December 31, 2012 and six months ended June 30, 2013 (unaudited)
Notes to the Combined Statements of Revenues and Certain Expenses

(b)     Unaudited Pro Forma Financial Information.
Unaudited pro forma consolidated balance sheet as of June 30, 2013
Unaudited pro forma consolidated statement of operations for the six months ended June 30, 2013
Unaudited pro forma consolidated statement of operations for the year ended December 31, 2012
Notes to unaudited pro forma consolidated financial statements

(d)    Exhibits.

Exhibit No.		Description
23.1	*	Consent of Ernst & Young LLP.

*	Filed herewith.

Report of Independent Auditors

The Board of Directors and Stockholders of Hudson Pacific Properties, Inc.

We have audited the accompanying combined statement of revenues and certain expenses of the four-building portfolio located in Seattle, Washington (the “Seattle Portfolio”) for the year ended December 31, 2012, and the related notes to the combined financial statement.

Management’s Responsibility for the Financial Statement

Management is responsible for the preparation and fair presentation of the combined statement of revenues and certain expenses in conformity with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the combined statement of revenues and certain expenses that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the combined statement of revenues and certain expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenues and certain expenses is free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the combined statement of revenues and certain expenses. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the combined statement of revenues and certain expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the combined statement of revenues and certain expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the combined statement of revenues and certain expenses.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the combined statement of revenues and certain expenses referred to above presents fairly, in all material respects, the combined revenues and certain expenses described in Note 1 for the year ended December 31, 2012, in conformity with U.S. generally accepted accounting principles.

Basis of Accounting

As described in Note 1 to the financial statement, the combined statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and is not intended to be a complete presentation of the Seattle Portfolio’s combined revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ ERNST & YOUNG LLP

Los Angeles, California
October 10, 2013

Seattle Portfolio
Combined Statements of Revenues and Certain Expenses
Year Ended December 31, 2012 and Six Months Ended June 30, 2013 (unaudited)
(In thousands)

	Six Months Ended June 30, 2013 (Unaudited)	Year Ended December 31, 2012
Revenues
Rental Revenue	$7,006	$13,114
Tenant recoveries	2,661	3,858
Parking and other	1,578	1,759
Total revenues	11,245	18,731

Certain expenses
Property operating expenses	3,731	6,162
Total certain expenses	3,731	6,162
Revenues in excess of expenses	$7,514	$12,569

See accompanying notes

Seattle Portfolio
Combined Statements of Revenues and Certain Expenses
Year Ended December 31, 2012 and Six Months Ended June 30, 2013 (unaudited)
(In thousands)

1. Basis of Presentation

The accompanying combined statements of revenues and certain expenses include the operations of the four-building, portfolio located in Seattle, Washington (the “Seattle Portfolio”). One of the four buildings was acquired in 2012. Therefore, the results of operations for this building are included in the combined statements of revenues and certain expenses from the date of acquisition.

The accompanying combined statements of revenues and certain expenses relate to the Seattle Portfolio and have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended. Accordingly, the statements are not representative of the actual operations for the periods presented as revenues and certain operating expenses, which may not be directly attributable to the revenues and expenses expected to be incurred in the future operations of the Seattle Portfolio, have been excluded. Such items include depreciation, amortization, management fees, certain property administrative expenses, interest expense, interest income, acquisition expenses, and amortization of above- and below-market leases.

The four buildings are under common control and their acquisition will be conditioned on a single event. Due to common control and consistent with Accounting Standards Codification (ASC) 810-10, Consolidation, management has presented the four buildings on a combined basis.

2. Summary of Significant Accounting Policies

The combined financial statements include selected accounts of the Seattle Portfolio as described in Note 1. All significant intercompany accounts and transactions have been eliminated in the combined statements of revenues and certain expenses.

Revenue Recognition

The Seattle Portfolio recognizes rental revenue from tenants on a straight-line basis over the lease term when collectability is reasonably assured and the tenant has taken possession or controls the physical use of the leased asset.

Tenant recoveries related to reimbursement of real estate taxes, insurance, repairs and maintenance, and other operating expenses are recognized as revenue in the period the applicable expenses are incurred. The reimbursements are recognized and presented gross, as the Seattle Portfolio is generally the primary obligor with respect to purchasing goods and services from third-party suppliers, has discretion in selecting the supplier and bears the associated credit risk.

Parking and other revenue is revenue that is derived from the tenants’ parking and other miscellaneous income. Parking and other revenue is recognized when the related services are utilized by the tenants.

Use of Estimates

Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenues and certain expenses during the reporting periods to present the statements of revenues and certain expenses in conformity with U.S. generally accepted accounting principles. Actual results could differ from those estimates.

3. Minimum Future Lease Rentals

There are various lease agreements in place with tenants to lease space in the Seattle Portfolio. As of June 30, 2013, the minimum future cash rents receivable under non-cancelable operating leases in each of the next five years and thereafter are as follows (unaudited):

2013 (six months ending December 31, 2012)	$6,999
2014	16,716
2015	17,093
2016	16,521
2017	16,541
2018	16,691
Thereafter	42,466
$133,027

Leases generally require reimbursement of the tenant’s proportional share of common area, real estate taxes and other operating expenses, which are excluded from the amounts above.

4. Tenant Concentrations

For the year ended December 31, 2012 and the six-months ended June 30, 2013, one tenant represented 26.3% and 24.6% (unaudited), respectively, of the Seattle Portfolio’s rental revenues.

5. Commitments and Contingencies

The Seattle Portfolio is subject to various legal proceedings and claims that arise in the ordinary course of business. These matters are generally covered by insurance. Management believes that the ultimate settlement of these actions will not have a material adverse effect on the Seattle Portfolio’s results of operations.

6. Subsequent Events

The Seattle Portfolio was evaluated with respect to subsequent events through October 10, 2013, the date the financial statements were available to be issued.

HUDSON PACIFIC PROPERTIES, INC.
UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma consolidated balance sheet of Hudson Pacific Properties, Inc. (the “Company” or “our”) as of June 30, 2013 and unaudited pro forma consolidated statements of operations of the Company for the year ended December 31, 2012 and the six months ended June 30, 2013 have been prepared as if the acquisition of the four-building portfolio located in Seattle, Washington (the “Seattle Portfolio”) and related financing had occurred on June 30, 2013 for the pro forma consolidated balance sheet, and as if the acquisition of Seattle Portfolio and concurrent financing had occurred on January 1, 2012 for both pro forma consolidated statements of operations.

Our pro forma consolidated financial statements are presented for informational purposes only and should be read in conjunction with the historical financial statements of the Seattle Portfolio and related notes thereto included elsewhere in this filing and our forms 10-K and 10-Q filed with the Securities and Exchange Commission. The adjustments to our pro forma consolidated financial statements are based on available information and assumptions that we consider reasonable. Our pro forma consolidated financial statements do not purport to (1) represent our financial position that would have actually occurred had the acquisition of the Seattle Portfolio and related financing occurred on June 30, 2013, (2) represent the results of our operations that would have actually occurred had the acquisition of the Seattle Portfolio and related financing occurred on January 1, 2012 or (3) project our financial position or results of operations as of any future date or for any future period, as applicable.

HUDSON PACIFIC PROPERTIES, INC.
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
As of June 30, 2013
(in thousands, except per share data)

	Hudson Pacific Properties, Inc.	Disposition of City Plaza	Acquisition of Seattle Portfolio and related financing	Company Pro forma
	(A)	(B)	(C)
ASSETS
Investment in real estate, net	$1,510,822	$—	$370,100	$1,880,922
Cash and cash equivalents	96,330	51,883	(119,183)	29,030
Restricted cash	14,518	—	—	14,518
Accounts receivable, net	10,188	—	—	10,188
Straight-line rent receivables	16,673	—	—	16,673
Deferred leasing costs	88,893	—	21,619	110,512
Deferred finance costs, net	7,092	—	819	7,911
Interest rate contracts	123	—	—	123
Goodwill	8,754	—	—	8,754
Prepaid expenses and other assets	22,615	—	(20,000)	2,615
Assets associated with real estate held for sale	53,152	(53,152)	—	—
TOTAL ASSETS	$1,829,160	$(1,269)	$253,355	$2,081,246

LIABILITES AND EQUITY
Notes payable	$637,118	$—	$229,500	$866,618
Accounts payable and accrued liabilities	17,528	—	8,664	26,192
Below-market leases and above-market ground leases	35,216	—	14,666	49,882
Security deposits	5,671	—	525	6,196
Prepaid rent	8,719	—	—	8,719
Obligations associated with real estate held for sale	1,269	(1,269)	—	—
TOTAL LIABLITIES	705,521	(1,269)	253,355	957,607

6.25% Series A Cumulative Redeemable Preferred units of the Operating Partnership	12,475		—	12,475

EQUITY
Hudson Pacific Properties, Inc. shareholders’ equity
Series B Cumulative Redeemable Preferred Stock	145,000		—	145,000
Common stockholders	567		—	567
Additional paid-in capital	904,805		—	904,805
Accumulated other comprehensive loss	(1,177)		—	(1,177)
Accumulated deficit	(39,478)		—	(39,478)
Total Hudson Pacific Properties, Inc. shareholders’ equity	1,009,717	—	—	1,009,717

Non-controlling unitholders in Operating Partnership	46,883		—	46,883
Non-controlling interest in consolidated real estate entity	54,564		—	54,564
TOTAL EQUITY	1,111,164	—	—	1,111,164
TOTAL LIABILITIES & EQUITY	$1,829,160	$(1,269)	$253,355	$2,081,246

HUDSON PACIFIC PROPERTIES, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the six months ended June 30, 2013
(in thousands, except per share data)

	Hudson Pacific Properties, Inc.	Acquisition of Seattle Portfolio and related financing	Other pro forma adjustments	Company Pro forma
	(AA)	(BB)	(CC)
Revenues
Office
Rental	$56,090	$7,968	$—	$64,058
Tenant recoveries	11,097	2,661	—	13,758
Other	7,046	1,578	—	8,624
Total office revenues	74,233	12,207	—	86,440
Media & Entertainment
Rental	11,185	—	—	11,185
Tenant recoveries	741	—	—	741
Other property-related revenue	8,198	—	—	8,198
Other	436	—	—	436
Total media & entertainment revenues	20,560	—	—	20,560
Total revenues	94,793	12,207	—	107,000
Operating Expenses
Office operating expenses	27,425	3,731	—	31,156
Media & entertainment operating expenses	11,997	—	—	11,997
General and administrative	10,175	—	—	10,175
Depreciation and amortization	32,813	6,311	—	39,124
Total operating expenses	82,410	10,042	—	92,452
Income from operations	12,383	2,165	—	14,548
Other Expense (Income)
Interest expense	11,354	2,769	—	14,123
Interest income	(240)	—	—	(240)
Acquisition-related expenses	509	—	—	509
Other expense	54	—	—	54
	11,677	2,769	—	14,446
Income (loss) from continuing operations	$706	$(604)	$—	$102

Income attributable to preferred stock and units	(6,462)	—	—	(6,462)
Income attributable to restricted shares	(158)	—	—	(158)
Loss attributable to non-controlling interest in Consolidated Entities	281	—	—	281
Loss attributable to common units in the Operating Partnership	394	—	(131)	263
Net loss from continuing operations attributable to Hudson Pacific Properties, Inc. common stockholders’	$(5,239)	$(604)	(131)	$(5,974)

Net loss from continuing operations attributable to common stockholders - Basic and diluted	$(0.10)			$(0.11)	(DD)
Pro Forma weighted average shares outstanding—basic and diluted	54,140,594			54,140,594	(DD)

HUDSON PACIFIC PROPERTIES, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the year ended December 31, 2012
(in thousands, except per share data)

	Hudson Pacific Properties, Inc.	Acquisition of Seattle Portfolio	Other Pro forma adjustments	Company Pro forma
	(AA)	(BB)	(CC)
Revenues
Office
Rental	$88,460	$15,038	—	$103,498
Tenant recoveries	22,029	3,858	—	25,887
Other	9,840	1,759	—	11,599
Total office revenues	120,329	20,655	—	140,984
Media & Entertainment
Rental	23,598	—	—	23,598
Tenant recoveries	1,598	—	—	1,598
Other property-related revenue	14,733	—	—	14,733
Other	204	—	—	204
Total media & entertainment revenues	40,133	—	—	40,133
Total revenues	160,462	20,655	—	181,117
Operating Expenses
Office operating expenses	50,599	6,162	—	56,761
Media & entertainment operating expenses	24,340	—	—	24,340
General and administrative	16,497	—	—	16,497
Depreciation and amortization	54,758	12,623	—	67,381
Total operating expenses	146,194	18,785	—	164,979
Income from operations	14,268	1,870	—	16,138
Other Expense (Income)
Interest expense	19,071	5,539	—	24,610
Interest income	(306)	—	—	(306)
Acquisition-related expenses	1,051	—	—	1,051
Other expense	(92)	—	—	(92)
	19,724	5,539	—	25,263
Loss from continuing operations	$(5,456)	$(3,669)	$—	$(9,125)

Income attributable to preferred stock and units	(12,924)	—	—	(12,924)
Income attributable to restricted shares	(295)	—	—	(295)
Loss attributable to non-controlling interest in Consolidated Entities	21	—	—	21
Loss attributable to common units in the Operating Partnership	1,014	—	233	1,247
Net loss from continuing operations attributable to Hudson Pacific Properties, Inc. common stockholders’	$(17,640)	$(3,669)	233	$(21,076)

Net loss from continuing operations attributable to common stockholders - Basic and diluted	$(0.42)			$(0.51)	(DD)
Pro Forma weighted average shares outstanding—basic and diluted	41,640,691			41,640,691	(DD)

HUDSON PACIFIC PROPERTIES, INC.
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

1.    Balance sheet adjustments

(A)	Represents the historical balance sheet of Hudson Pacific Properties, Inc. (the “Company,” “we,” “our” or “us”) as of June 30, 2013.

(B)
Reflects the the disposition of City Plaza which closed on July 12, 2013. Net proceeds from the disposition were used toward the acquisition of the Seattle Portfolio pursuant to a like-kind exchange under Internal Revenue Code Section 1031.

(C)	Reflects the acquisition of the Seattle Portfolio. The total consideration of $368.7 million consists of the following:

Consideration paid
Cash consideration	$119,183
Cash deposit	20,000
Mortgage loan secured by Met Park North(1)	64,500
Mortgage loan secured by First & King(2)	95,000
Unsecured Revolving Credit Facility	70,000
Total consideration	$368,683
Allocation of consideration paid
Investment in real estate, net	370,100
Deferred leasing costs and lease intangibles, net	21,299
Above market lease	320
Below-market leases	(14,666)
Deferred finance costs, net	819
Security deposits	(525)
Other (liabilities) asset assumed, net	(8,664)
Total consideration paid	$368,683

(1)
We closed a seven-year loan totaling $64.5 million with Union Bank, N.A., secured by the Company’s Met Park North property. The loan bears interest at a rate equal to one-month LIBOR plus 155 basis points. The full loan is subject to an interest rate contract that swapped one month LIBOR to a fixed rate of 2.1644% through the loan’s maturity on August 1, 2020.

(2)
We closed a five-year loan totaling $95.0 million with Wells Fargo, secured by the Company’s First & King property. The loan bears interest at a rate equal to one-month LIBOR plus 160 basis points. The loan matures on July 31, 2018.

2.    Income statement adjustments

(AA)	Reflects our historical consolidated statement of operations for the six-month period ended June 30, 2013 and for the year ended December 31, 2012.

(BB)
The pro forma adjustments reflect the acquisition and related financing of the Seattle Portfolio for the six-month period ended June 30, 2013 and for the year ended December 31, 2012 as if the Seattle Portfolio was acquired and financed on January 1, 2012.

(CC)
Reflects the incremental impact on our pro forma results of operations for the six-month period ended June 30, 2013 and for the year ended December 31, 2012 to reflect the income allocation to unitholders in our operating partnership as a result of the proforma adjustments described in (BB).

(DD)
Pro forma loss per share from continuing operations attributable to common shareholders—basic and diluted is calculated by dividing pro forma consolidated net loss allocable to common stockholders by the number of weighted average shares of common stock outstanding for the six-month period ended June 30, 2013 and for the year ended December 31, 2012.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON PACIFIC PROPERTIES, INC.
Date: October 10, 2013	By:	/s/ Mark T. Lammas
Mark T. Lammas
Chief Financial Officer

Exhibit Index

Exhibit No.		Description
23.1	*	Consent of Ernst & Young LLP.